                                                                    Exhibit 10.4
                                                                    ------------



MYRIAD GENETICS, INC. HAS OMITTED FROM THIS EXHIBIT 10.4 PORTIONS OF THE AGREEMENT FOR WHICH MYRIAD GENETICS, INC. HAS REQUESTED CONFIDENTIAL TREATMENT FROM THE SECURITIES AND EXCHANGE COMMISSION. THE PORTIONS OF THE AGREEMENT FOR
WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED ARE MARKED "[    ]" AND SUCH
CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


March 4, 1996

Dr. Lisa Cannon-Albright
Genetic Epidemiology
University of Utah
391 Chipeta Way #D-2
Salt Lake City, Utah 84108

RE:  Sub-contract titled: Isolation and Characterization of Genes
     Predisposing to Cancer. University Acct. No. 5-20639

Dear Dr. Cannon-Albright:

This modification is made and entered into by and between the University of Utah and Myriad Genetics, Inc. As the original agreement states, any extension must be mutually agreed upon in writing between the parties.

The purpose of this modification is to approve an additional [

                                                      ]

The Principal Investigator will be Lisa Cannon-Albright for this new year funding.

Approval Signatures:                        Myriad Genetics, Inc.


                                            /s/ Peter Meldrum
                                            -------------------------------
                                            Peter Meldrum-President


                                            Genetic Epidemiology


                                            /s/ Dr. Lisa Cannon-Albright
                                            -------------------------------
                                            Dr. Lisa Cannon-Albright


                                            University of Utah


                                            /s/ Robert G. Glass
                                            -------------------------------
                                            Acting for
                                            Nancy V. Dyke, Associate Director
                                            Office of Sponsored Projects


                                      -2-
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BUDGET FOR [
















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                                      -3-